UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

DiMi Telematics International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52759	20-4743354
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Lenox Avenue New York, New York 10027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (855) 633-3738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01. Entry Into a Material Definitive Agreement.

On July 8, 2015, the board of directors of DiMi Telematics International, Inc. (the “Company”) approved the Consulting Agreement entered into by and between the Company and Roberto Fata (the “Agreement”), which was dated effective as of March 15, 2015. The term of the Agreement commenced on March 15, 2015 and is for a period of five years, unless terminated sooner pursuant to the terms of the Agreement. Pursuant to the terms of the Agreement, Mr. Fata will be entitled to receive an aggregate of 750,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in exchange for services to the Company including the provision of office space for a term of five years that began on August 31, 2014 and that will end on August 31, 2019.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Equity Securities.

Please see Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

On June 19, 2015, the Company approved the issuance to Barry Tenzer, the Company’s President, Chief Executive Officer, Chief Financial Officer, Secretary and a director of the Company, of 750,000 shares of Common Stock as compensation for $30,000 of services rendered.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement between the Company and Roberto Fata

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiMi Telematics International, Inc.

Date: July 15, 2015	By:	/s/ Barry Tenzer
Barry Tenzer, President and Chief Executive Officer